Exhibit 10.33

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF TECOGEN AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE SHARES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
TECOGEN INC.
Subscription Agreement
Tecogen Inc.
45 First Avenue
Waltham, MA 02451
Ladies and Gentlemen:
1.Subscription. The undersigned (the “Investor”) hereby agrees to purchase shares of common stock (the “Shares”) and warrants to purchase common stock (the “Warrants”) of Tecogen Inc., a Delaware corporation (“Tecogen”), for the aggregate dollar amount set forth on the signature page hereto (of which a nominal amount will be allocated to the Warrants). The Shares and the Warrants, together with the shares underlying the Warrants as the context may require, are referred to together as the “Securities.” The Warrants will be in the form previously separately supplied to the Investor. A warrant to purchase one share of common stock will be issued for each Share purchased.
THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND THAT THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE INVESTOR WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.
2.Execution and Acceptance of Subscription Agreement. Upon the execution hereof by the Investor and full payment of the purchase price for the Securities, subject to acceptance by Tecogen, Tecogen will issue to the Investor the Shares and Warrants subscribed for by the Investor.
3.Access to Information; Independent Investigation. The Investor hereby acknowledges that:
a.The Investor understands that Tecogen is a public company and files reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”) under its EDGAR filing system. The Investor is urged to review these documents (the “SEC Filings”), which can be accessed at the SEC’s website at www.sec.gov. To the extent that the SEC Filings contain any projections of future performance or other “forward-looking information,” the Investor acknowledges that such forward-looking information is inherently uncertain and that Tecogen is unable to make any representation that any such events will or will not, in fact, occur.
b.In making the decision to purchase the Securities, the Investor and the Investor’s advisors have, prior to any sale to the Investor, been given access and the opportunity to examine all books and records of Tecogen, all contracts and documents relating to Tecogen, and an opportunity to ask questions of, and to receive answers from, Tecogen and to obtain any additional information necessary to verify the accuracy of the information provided to the Investor. The Investor and the Investor’s advisors have been furnished with all materials relating to the business, finances and operations of Tecogen and materials relating to the offer and sale of the Securities that have been requested.

Exhibit 10.33

c.No warranties or representations have been made to the Investor or the Investor’s advisors concerning the Securities, Tecogen, its business or prospects, or other matters, by Tecogen, Tecogen’s officers or employees, or any other person or entity, except as set forth in this Subscription Agreement.
4.Investment Representations.
a.Restricted Securities. The Investor understands that the Securities are being offered and sold in reliance upon certain exemptions from the registration provisions of the Securities Act of 1933 (together with the rules and regulations thereunder, the “Securities Act”), including Regulation D thereunder. The Investor agrees not to offer, sell, pledge, hypothecate or otherwise transfer or dispose of any of the Securities in the absence of an effective registration statement under the Securities Act covering such disposition, or an opinion of counsel, satisfactory to Tecogen, to the effect that registration under the Securities Act is not required in respect of such sale, pledge, hypothecation, transfer or disposition.
b.Illiquidity. The Investor has been advised that the Investor must be prepared to bear the economic risk of an investment in Tecogen for an indefinite period because the Securities are subject to restrictions on transfer under the U.S. federal securities laws and the trading market for the Shares is limited.
c.Purchase for Own Account. The Investor represents that the Securities are being acquired and will be acquired solely for the Investor’s own account for investment and not with a view to any subsequent sale or other transfer of all or any portion thereof except a sale or transfer permitted by applicable securities laws.
d.Further Representations. The Investor further represents and warrants that:

(1)
If not an individual, the Investor was not formed for the specific purpose of acquiring the Securities, the Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has full power to execute, deliver and perform this Subscription Agreement and has received any necessary corporate or regulatory approvals to do so;

(2)	This Subscription Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms; and

(3)
The execution of and performance of the transactions contemplated by this Subscription Agreement and compliance with their provisions by the Investor will not violate any provision of law and will not conflict with any agreement or other document that is binding on the Investor.

5.Representations of Tecogen. Tecogen hereby represents and warrants to the Investor as follows.
a.Valid Organization. Tecogen is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Tecogen has all requisite power and authority to carry on its business as now conducted.
b.Exchange Act Filings. Tecogen’s Form 10-K, as amended, for its 2014 fiscal year, as filed with the SEC, and any subsequent filings by Tecogen under the Securities Exchange Act of 1934 (together with the rules and regulations thereunder, the “Exchange Act”), did not, as of their respective dates contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Since the filing of such Form 10-K, Tecogen has made all filings with the SEC required under the Exchange Act.
c.Authorization. All corporate and other action on the part of Tecogen necessary for the authorization, execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by Tecogen, this Subscription Agreement will be the legal, valid and binding obligation of Tecogen, enforceable against Tecogen in accordance with its terms.
d.Validity and Binding Effect of Securities. The Securities will, upon issuance pursuant to the terms hereof, be a valid and binding obligation of Tecogen, enforceable against it in accordance with its terms.
e.Consents. All consents, approvals, orders and authorizations required on the part of Tecogen in connection with the execution, delivery or performance of this Subscription Agreement and the consummation of the transactions contemplated herein have been obtained, other than such filings required to be made after the closing under applicable federal and state securities laws.

Exhibit 10.33

f.No Conflict. The execution and delivery of this Subscription Agreement by Tecogen and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of Tecogen or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to Tecogen or its properties or assets.
6.Expenses. The Investor and Tecogen shall each bear its own expenses incurred in connection with the negotiation and execution of this Subscription Agreement and the transactions contemplated hereby.
7.Miscellaneous.
a.Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given:(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service if, specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Investor, to the address, fax number or email address of the Investor set forth on the signature page to this Subscription Agreement, as it may subsequently change on Tecogen’s books by notice from the Investor; and
If to Tecogen, to:
Tecogen Inc.
45 First Street
Waltham, MA 02451
Attention:  Chief Financial Officer
Fax No.:  (781) 622-1027
Phone No.:  (781) 622-1117
With a copy to:
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Edwin L. Miller, Jr.
Fax No.:  (617) 338-2880
Phone No.:  (617) 338-2800
Such notices or communications shall be effective when received. If a notice or communication to Investor is sent in the manner provided above, it is duly given, whether or not the addressee receives it. Tecogen by notice to the Investor may designate additional or different addresses for subsequent notices or communications.
b.Successors and Assigns. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors, and assignees of the Investor.
c.Choice of Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States statute or regulations, in accordance therewith.
d.Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this Subscription Agreement.
e.Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Subscription Agreement shall survive its execution and delivery.

Exhibit 10.33

f.Counterparts. This Subscription Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Subscription Agreement may be evidenced by faxed signatures.
g.Integration. This Subscription Agreement together with other documents executed and delivered in connection herewith is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.
[Signature page immediately follows.]

Exhibit 10.33

Tecogen Inc.
Signature Page to Subscription Agreement

The Investor hereby becomes a party to this Subscription Agreement, effective upon the execution of this signature page by Tecogen.

Aggregate dollar amount being purchased: $		________________________________________ Investor’s name

Price per Share plus associated Warrants: $3.37		Investor’s signature
Investor’s Title, if any
Warrant exercise price for one share of common stock: $4.00
Address of the Investor
Number of Shares being purchased:
Number of Warrants being purchased:

ACCEPTED AND AGREED		Email address: ______________________
TECOGEN INC.
Fax number: _______________________

By:	____________________________
Date:	____________________________